EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 27, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2015, of EQ Advisors Trust (“Trust”) with respect to the AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio and AXA/Invesco Strategic Allocation Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) . You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectuses and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for administration services.

Effective September 1, 2015, the third paragraph in the section of the SAI entitled “Investment Management and Other Services – The Administrator” is deleted in its entirety and replaced with the following information:

•	For purposes of calculating the administration fee for AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio and AXA/Invesco Strategic Allocation Portfolio, the assets of these Portfolios are combined with the assets of the ATM Portfolios (the ATM Portfolios are AXA/AB Dynamic Moderate Growth Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio and AXA International Managed Volatility Portfolio, information for which is provided in another statement of additional information). For administrative services, in addition to the management fee, each of these Portfolios pays FMG LLC its proportionate share of an asset-based administration fee for these Portfolios and the ATM Portfolios, subject to a minimum annual fee of $32,500. The table below shows the Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Portfolios and the ATM Portfolios:

0.15% of the first $14 billion;
0.11% of the next $6 billion;
0.10% of the next $5 billion; and
0.0975% thereafter